Costs of services and general and administrative costs	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Costs of services and general and administrative costs
3. Costs of services and general and administrative costs

	2022	2021	2020
	£m	£m	£m
Costs of services	11,890.1	10,597.5	9,987.9
General and administrative costs	1,180.4	974.6	4,293.0
	13,070.5	11,572.1	14,280.9
Costs of services and general and administrative costs include:

	2022	2021	2020
	£m	£m	£m
Staff costs (note 5)	8,165.8	7,166.7	6,556.5
Establishment costs	536.0	529.0	638.5
Media pass-through costs	1,905.7	1,865.3	1,555.2
Other costs of services and general and administrative costs[1]	2,463.0	2,011.1	5,530.7
	13,070.5	11,572.1	14,280.9
Included within costs of services and general administrative costs are the following:

	2022	2021	2020
	£m	£m	£m
Goodwill impairment (note 14)	37.9	1.8	2,822.9
Amortisation and impairment of acquired intangible assets	62.1	97.8	89.1
Investment and other impairment charges/(reversals)	48.0	(42.4)	296.2
Intangible asset impairment	29.0	—	—
Restructuring and transformation costs	203.7	145.5	80.7
Restructuring costs in relation to COVID-19	15.1	29.9	232.5
Property related costs	18.0	—	—
Losses/(gains) on disposal of investments and subsidiaries	36.3	10.6	(7.8)
Gains on remeasurement of equity interests arising from a change in scope of ownership	(66.5)	—	(0.6)
Litigation settlement	—	21.3	25.6
Amortisation of other intangible assets	21.9	19.9	35.2
Depreciation of property, plant and equipment	166.9	151.2	174.8
Depreciation of right-of-use assets	262.2	272.9	331.9
(Gains)/losses on sale of property, plant and equipment	(6.4)	(1.3)	0.3
Net foreign exchange (gains)/losses	(8.7)	4.4	5.9
Short-term lease expense	20.2	18.0	36.7
Low-value lease expense	1.9	2.3	2.3
Note
[1]Other costs of services and general and administrative costs include £723.7 million (2021: £538.6 million, 2020: £685.6 million) of other pass-through costs.
In 2022, operating profit includes credits totalling £29.3 million (2021: £19.3 million, 2020: £46.3 million) relating to the release of provisions and other balances established in respect of acquisitions completed prior to 2021. Further details of the Group’s approach to acquisition reserves, as required by IFRS 3 Business Combinations, are given in note 29.
The goodwill impairment charge of £37.9 million in 2022 (2021: £1.8 million, 2020: £2,822.9 million) relates to a number of businesses in the Group where the impact of increases in discount rates and current, local economic conditions and trading circumstances is sufficiently severe to indicate impairment to the carrying value. The goodwill impairment charge of £2,822.9 million in 2020 reflects the adverse impacts of Covid-19 on a number of businesses in the Group at that time.
Amortisation and impairment of acquired intangible assets of £62.1 million (2021: £97.8 million, 2020: £89.1 million) includes an impairment charge in the year of £1.4 million (2021: £47.9 million, 2020: £21.6 million) in regard to certain brand names that are no longer in use.
The investment and other impairment charges of £48.0 million (2021: reversal of £42.4 million, 2020: £296.2 million) relate to the same macro-economic factors noted above. The reversal in the prior year for investments primarily relates to the partial reversal of a £255.6 million impairment taken in 2020 relating to Imagina, an associate in Spain.
Intangible asset impairment of £29.0 million in 2022 (2021: nil, 2020: nil) relates to the write off of capitalised configuration and customisation costs related to a software development project.
Restructuring and transformation costs of £203.7 million (2021: £145.5 million, 2020: £80.7 million) include £134.5 million (2021: £94.2 million) in relation to the Group’s IT transformation programme. This programme will allow technology to become a competitive advantage in the market as our clients, and their clients, move to an ever-increasing digital world. It includes costs of £96.8 million (2021: £62.2 million, 2020: nil) in relation to the rollout of a new ERP system in order to drive efficiency and collaboration throughout the Group. The remaining restructuring and transformation costs of £69.2 million (2021: £51.3 million) relates to the continuing restructuring plan. As part of that plan, restructuring actions have been taken to right-size under-performing businesses, address high-cost severance markets and simplify operational structures.
Restructuring costs in relation to COVID-19 of £15.1 million (2021: £29.9 million, 2020: £232.5 million) primarily relate to property costs which the Group undertook in response to the COVID-19 pandemic.
Property related costs include further right-of-use asset impairments taken for properties that were previously impaired due to challenging conditions in the subletting market. In 2022, £18.0 million (2021: nil, 2020: nil) were incurred.
Losses on disposal of investments and subsidiaries of £36.3 million in 2022 primarily includes a loss of £63.1 million on the divestment of our Russian interests which completed in May 2022. This was partially offset by gains on other disposals during the period including Res Publica for £17.7 million and Mutual Mobile for £9.4 million with the remaining gains/losses due to individually insignificant transactions. Losses on disposal of investments and subsidiaries of £10.6 million in 2021 includes a loss of £4.9 million on the disposal of XMKT in China, which completed in September 2021.
Gains on remeasurement of equity interests arising from a change in scope of ownership of £66.5 million (2021: £nil, 2020: £0.6 million) comprises a gain in relation to the reclassification of the Group's interest in Imagina in Spain from interests in associates to other investments.
In 2022, the Group received £8.2 million (2021: £5.3 million, 2020: £77.1 million) of aid from governments around the world in relation to the Covid-19 pandemic, which is included as a credit in other staff costs.
Other impairment charges included in restructuring costs of £43.3 million (2021: £39.2 million, 2020: £196.7 million) consists of £7.1 million (2021: £17.6 million, 2020: £147.6 million) within restructuring costs in relation to COVID-19 and £36.2 million (2021: £21.6 million, 2020: £49.1 million) within restructuring and transformation costs and property related costs. These impairment charges include £33.5 million (2021: £19.3 million, 2020: £117.0 million) in relation to right-of-use assets, £9.8 million (2021: £9.8 million, 2020: £79.7 million) of related property, plant and equipment and £nil (2021: £10.1 million, 2020: £nil) of other intangibles, arising from the Group’s reassessment of its property requirements as a result of effective remote working practices during the COVID-19 pandemic and continued focus on campuses.
Auditors’ remuneration:

	2022	2021	2020
	£m	£m	£m
Fees payable to the Company’s auditors for the audit of the Company and Group’s annual accounts	8.4	7.1	6.4
Fees payable for the audit of the Company’s subsidiaries	28.5	24.8	22.9
Fees payable to the auditors pursuant to legislation[1]	36.9	31.9	29.3
Audit-related services[2]	0.4	0.4	0.4
Other services[3]	0.6	1.4	0.7
Tax compliance services	0.1	—	0.1
Total other fees	1.1	1.8	1.2
Total fees	38.0	33.7	30.5
Notes
[1]Includes fees in respect of the audit of internal control over financial reporting.
[2]Audit-related assurance services are in respect of the review of the interim financial information.
[3]Other services include audits for earnout purposes and other agreed upon procedures.